UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 11, 2006

ME PORTFOLIO MANAGEMENT LIMITED,
(as manager of SMHL Global Fund No. 9)
(Exact Name of Registrant as Specified in its Charter)

Victoria, Australia
(State or Other Jurisdiction of Incorporation)

333-134196 333-134196-01 333-137590	Not Applicable
(Commission File Number)	(I.R.S. Employer Identification No.)

Level 23, 360 Collins Street, Melbourne, VIC 3000, Australia	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

011 613 9605 6000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿳	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿳	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿳	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿳	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with the issuance by SMHL Global Fund No. 9 of Class A1 mortgage backed notes described in the Prospectus Supplement dated September 27, 2006 to the Prospectus dated September 18, 2006, filed with the Securities and Exchange Commission pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended, ME Portfolio Management Limited, as manager of SMHL Global Fund No. 9, is filing the exhibit listed in Item 9.01(d) below.

Item 9.01 Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit No.	Description
4.2	Notice of Creation of a Securitization Fund.
4.3	Supplementary Bond Terms Notice - Class A Notes and Class B Notes.
4.4	Supplementary Bond Terms Notice - Liquidity Notes.
4.5	Security Trust Deed.
4.5.1	Amending Deed to the Security Trust Deed.
4.5.2	Nomination Notice - Security Trust Deed.
4.6	Note Trust Deed.
4.7	Securitization Fund Bond Issue Direction.
5.1	Opinion of Freehills as to legality of the Notes.
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters.
8.2	Opinion of Greenwoods & Freehills Pty Limited as to certain tax matters.
10.4.1	Nomination Notice - SMHL Mortgage Origination and Management Agreement.
10.7	Fixed-Floating Interest Rate Swap Agreement.
10.9	Payment Funding Facility Agreement.
10.10	Cross Currency Swap Agreement.
10.11	Redraw Funding Facility Agreement.
10.12	Top-up Funding Facility Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf, as Manager for the SMHL Global Fund No. 9, by the undersigned, hereunto duly authorized.

ME Portfolio Management Limited (in its capacity as Manager for the SMHL Global Fund No. 9)
(Registrant)

Dated: October 13, 2006

By: /s/ Nicholas Vamvakas
Name: Nicholas Vamvakas
Title: Head of Financial Markets

By: /s/ Paul Garvey
Name: Paul Garvey
Title: Manager - Capital Markets

INDEX OF EXHIBITS

Exhibit No.	Description
4.2	Notice of Creation of a Securitization Fund.
4.3	Supplementary Bond Terms Notice - Class A Notes and Class B Notes.
4.4	Supplementary Bond Terms Notice - Liquidity Notes.
4.5	Security Trust Deed.
4.5.1	Amending Deed to the Security Trust Deed.
4.5.2	Nomination Notice - Security Trust Deed.
4.6	Note Trust Deed.
4.7	Securitization Fund Bond Issue Direction.
5.1	Opinion of Freehills as to legality of the Notes.
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters.
8.2	Opinion of Greenwoods & Freehills Pty Limited as to certain tax matters.
10.4.1	Nomination Notice - SMHL Mortgage Origination and Management Agreement.
10.7	Fixed-Floating Interest Rate Swap Agreement.
10.9	Payment Funding Facility Agreement.
10.10	Cross Currency Swap Agreement.
10.11	Redraw Funding Facility Agreement.
10.12	Top-up Funding Facility Agreement.